UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2018 (December 20, 2018)

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☒

Introductory Note

On December 20, 2018, Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), completed its previously announced acquisition (the “Dropdown”) of (i) certain overriding royalty, royalty and other mineral interests from Rivercrest Capital Partners LP, a Delaware limited partnership (“Rivercrest Capital”), Kimbell Art Foundation, a Texas non-profit corporation (the “Foundation”), and Cupola Royalty Direct, LLC, a Delaware limited liability company (“Cupola” and, together with Rivercrest Capital and the Foundation, the “Asset Sellers”) and (ii) all of the limited liability company interests of a subsidiary of Rivercrest Royalties Holdings II, LLC, a Delaware limited liability company (the “Equity Seller” and, together with the Asset Sellers, the “Sellers”), pursuant to the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of November 20, 2018, by and among the Partnership, Kimbell Royalty Operating, LLC, a Delaware limited liability company (“Opco” and, together with the Partnership, the “Buyer Parties”), and the Sellers.

Item 1.01.                                        Entry into a Material Definitive Agreement

On December 20, 2018, pursuant to the terms of the Purchase Agreement, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sellers, pursuant to which, among other things, the Partnership has agreed to prepare a shelf registration statement or an amendment to its existing shelf registration statement (the “Shelf Registration Statement”) covering the resale of the common units representing limited partner interests in the Partnership (“Common Units”) issuable upon the conversion of the common units representing limited liability company interests in Opco (“Opco Common Units”) and a corresponding number of Class B units representing limited partner interests in the Partnership (“Class B Units”) issued in connection with the Dropdown (the “Registrable Securities”), file the Shelf Registration Statement with the SEC within 30 days of the execution of the Registration Rights Agreement and use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable following such filing but, in any event, within 180 days of the execution of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 20, 2018, the Partnership completed the Dropdown, pursuant to the terms of the Purchase Agreement. The terms and provisions of the Purchase Agreement are described in the Partnership’s Current Report on Form 8-K filed with the Commission on November 23, 2018 (the “Signing 8-K”).

The aggregate consideration for the Dropdown consisted of 6,500,000 Opco Common Units and an equal number of Class B Units. The Sellers paid five cents per Class B Unit issued at the closing of the Dropdown as additional consideration with respect to the Class B Units, which is consistent with the amount paid per Class B Unit by all current holders of Class B Units. The Opco Common Units, together with the Class B Units, are exchangeable for an equal number of Common Units. The Opco Common Units and the Class B Units were issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. Any future issuance of Common Units pursuant to an exchange election by the holders of the OpCo Common Units and the Class B Units will also be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Certain of the Sellers are affiliates of Kimbell Royalty GP, LLC, the general partner of the Partnership (the “General Partner”), and the entities that control the General Partner, as well as members of the Board of Directors of the General Partner and the Partnership’s Chief Executive Officer and President and Chief Financial Officer.

Item 3.02.                                        Unregistered Sales of Equity Securities.

As reported in the Signing 8-K and pursuant to the Purchase Agreement, on November 20, 2018, the Buyer Parties agreed to issue the OpCo Common Units and the Class B Units in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Purchase Agreement, the Buyer Parties issued the OpCo Common Units and the Class B Units to the Sellers on December 20, 2018.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements of Rivercrest Royalties Holdings II, LLC are not included in this Current Report on Form 8-K. Such financial statements will be filed within 71 calendar days after the date of filing of this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

Pro forma financial information giving effect to the Dropdown is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed within 71 calendar days after the date of filing of this Current Report on Form 8-K.

(d) Exhibits

Number	Description
4.1

Registration Rights Agreement, dated as of December 20, 2018, by and among Kimbell Royalty Partners, LP, Rivercrest Capital Partners LP, Kimbell Art Foundation, Cupola Royalty Direct, LLC and Rivercrest Royalties Holdings II, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: December 28, 2018